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                                                                    Exhibit 10.5


                                 BEPARIKO BIOCOM

                     AMENDMENT TO SERIES ONE PROMISSORY NOTE

WHEREAS,

A. Bepariko BioCom, a Nevada corporation (the "Company") has entered into that certain Promissory Note dated April 20, 2001 (the "Promissory Note") in the amount of $100,000 payable to ______________________________ (the "Holder"); and

B. The Holder and the Company have agreed to amend the Promissory Note such that the Due Date be extended all on the terms as set forth in this Amendment Agreement.

FOR VALUE RECEIVED, the Company and the Holder agree to amend the Promissory Note, such that the Due Date be deleted in its entirety and replaced with the following:

"(the "Due Date") which is the earlier of (i) one (1) year from the date of this Amendment of (2) upon receipt of funds or financings from any source."

IN WITNESS WHEREOF, this Amendment Agreement has been executed and delivered by the duly authorized representatives of the Company and the Holder.

COMPANY:                                         HOLDER:



BEPARIKO BIOCOM



By:________________________                      By:___________________________
     Stephen P. Harrington                            Name:
     President                                        Title:



Date:_______________________


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